Deferred Subsidies	12 Months Ended
Dec. 31, 2011
Deferred Subsidies [Abstract]
DEFERRED SUBSIDIES
15.	DEFERRED SUBSIDIES

During the year ended December 31, 2011, Dalian Changzheng received a grant of RMB240,240 from the government of China. This grant was initially deferred when received and will used for research and development related to certain software and system development projects which were approved by the government. Upon the completion of the projects, the government grant will be recognized as either other income or as an offset to relevant research and development expenses.

There are no contingencies related to the grant.